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                      NORTHSTAR ADVANTAGE FUNDS
             Prospectus Supplement dated February 1, 1996
                 To Prospectus dated November 1, 1995


Commencing February 1, 1996 and continuing through May 31, 1996, the Underwriter will sponsor an incentive program for registered representatives of the following firms in connection with the sale by their members of shares of the funds; NorthAmerican Financial, Financial America, Gibraltar Securities, Chatfield Dean, Halpert & Company, Polaris, Cruttendon & Roth, Oakbrook Securities, Gilford Securities and United Pacific Securities. Pursuant to the incentive program, the Underwriter has agreed to provide the following to members who qualify with respect to cumulative sales of all classes of shares of the Funds reaching designated levels: (i) gift certificates of $25, $50 and $100 for combined total sales, respectively of $25,000, $50,000 and $100,000; and (ii) one or two round trip airline ticket(s) within the continental U.S. for total sales, respectively, of $300,000 and $500,000. Different awards of equal value or the cash equivalent of awards may be substituted.